Exhibit 99.2

POWER OF ATTORNEY

With respect to holdings of and transactions in securities issued by First Interstate BancSystem, a Montana corporation (the “Company”), each of the undersigned hereby constitutes and appoints Timothy Leuthold with full power of substitution and resubstitution, to act as each the undersigned’s true and lawful attorney-in-fact to:

1.	execute for and on behalf of each of the undersigned, Schedules 13D and 13G in accordance with Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder, and Forms 3, 4, and 5 in accordance with Section 16 of the Exchange Act and the rules thereunder;

2.	do and perform any and all acts for and on behalf of each of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or 13G or Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such schedule or form with the SEC and any stock exchange or similar authority; and

3.	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, each of the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of each of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

Each of the undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each of the undersigned might or could do if personally present, with full power of substitution and resubstitution or revocation, hereby ratifying and confirming all that such attorney-in-fact substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Each of the undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of each of the undersigned, is not assuming, nor is the Company assuming, any of each of the undersigned’s responsibilities to comply with Section 13 and Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file Schedule 13D and 13G and Forms 3, 4, and 5 with respect to each of the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by each of the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

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RISA KAE SCOTT

By:
/s/ Risa K Scott
Name: Risa K Scott, as an individual

NBAR5 S

By:
/s/ Risa K Scott
Name: Risa K Scott
Title: Authorized Signatory

RISA K. SCOTT & JOHN HEYNEMAN JR., TTEES FBO RISA K. SCOTT EXEMPTION TRUST UNDER THE SCOTT FAMILY 1996 TRUST

By:
/s/ Risa K Scott
Name: Risa K Scott
Title: Trustee

RISA K SCOTT TTEE RISA K SCOTT TRUST DTD 12/4/15

By:
/s/ Risa K Scott
Name: Risa K Scott
Title: Trustee

[Signature page to Scott Family FIBK Shareholder Group POA]

JAMES R. SCOTT

By:
/s/ James R. Scott
Name: James R. Scott, as an individual

FOUNDATION FOR COMMUNITY VITALITY

By:
/s/ James R. Scott
Name: James R. Scott
Title: Director

JAMES F HEYNEMAN CONSERVATORSHIP, JAMES SCOTT, CONSERVATOR

By:
/s/ James R. Scott
Name: James R. Scott
Title: Conservator

JAMES R SCOTT TRUST

By:
/s/James R. Scott
Name: James R. Scott
Title: Trustee

JAMES R AND CHRISTINE M SCOTT FOUNDATION

By:
/s/ James R. Scott
Name: James R. Scott
Title: President

JS INVESTMENTS LIMITED PARTNERSHIP

By:
/s/ James R. Scott
Name: James R. Scott
Title: Managing Partner

[Signature page to Scott Family FIBK Shareholder Group POA]

JOHN HEYNEMAN JR.

By:
/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr., as an individual

RAE ANN MORSS & JOHN HEYNEMAN JR., TRUSTEES FBO RAE ANN MORSS EXEMPTION TRUST UNDER THE SCOTT FAMILY 1996 TRUST

By:
/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr.
Title: Co-Trustee

[Signature page to Scott Family FIBK Shareholder Group POA]

RIKI RAE SCOTT DAVIDSON & JOHN HEYNEMAN JR., TRUSTEES FBO RIKI SCOTT DAVIDSON EXEMPTION TRUST UNDER THE SCOTT FAMILY 1996 TRUST

By:
/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr.
Title: Co-Trustee

TOWANDA INVESTMENTS LIMITED PARTNERSHIP

By:
/s/ John M. Heyneman Jr.
Name: John M. Heyneman Jr.
Title: Managing Partner

JULIE SCOTT ROSE

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose, as an individual

ELIZABETH LAUREN SCOTT ROSE TRUST

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trust Advisor

[Signature page to Scott Family FIBK Shareholder Group POA]

FIRST INTERSTATE BANK & JULIE SCOTT ROSE, CO-TTEES OF THE JOAN D SCOTT TRUST DTD 10/16/12

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

HARPER GRACE SCOTT TRUST

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

HARRISON WILLIAM SCOTT TRUST

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

HOLLAND ELIZABETH SCOTT TRUST

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

IXL LIMITED LIABILITY COMPANY

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Designated member

JULIANA SARAH SCOTT ROSE TRUST

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trust Advisor

[Signature page to Scott Family FIBK Shareholder Group POA]

JULIE A SCOTT ROSE TRUSTEE OF THE JULIE A SCOTT ROSE TRUST DATED 5- 14-2002

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

THOMAS W SCOTT

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

THOMAS W SCOTT TRUST DTD 8/22/95, THOMAS W SCOTT TRUSTEE

By:
/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

HOMER SCOTT JR.

By:
/s/ Homer Scott Jr.
Name: Homer Scott Jr., as an individual

HOMER SCOTT JR. TRUST DTD 12/4/78

By:
/s/ Homer Scott Jr.
Name: Homer Scott Jr.
Title: Trustee

[Signature page to Scott Family FIBK Shareholder Group POA]

SHERIDAN STADIUM FOUNDATION

By:
/s/ Homer Scott Jr.
Name: Homer Scott Jr.
Title: Board President

JAMES R SCOTT JR.

By:
/s/ James R. Scott Jr.
Name: James R. Scott Jr., as an individual

FIRST INTERSTATE BANK TTEE FOR DANA S ANDERSSON GST EXEMPT TRUST NO 1 DTD 12/11/2020

By:
/s/ James R. Scott Jr.
Name: James R. Scott Jr.
Title: Authorized Signatory

By:
/s/ Hanna Wagner
Name: Hanna Wagner
Title: Trustee

By:
/s/ Clarene Westburg
Name: Clarene Westburg
Title: Trustee

[Signature page to Scott Family FIBK Shareholder Group POA]

FIRST INTERSTATE BANK TTEE FOR James R. Scott Jr. GST EXEMPT TRUST NO 1 DTD 12/11/2020

By:
/s/ James R. Scott Jr.
Name: James R. Scott Jr.
Title: Authorized Signatory

By:
/s/ Hanna Wagner
Name: Hanna Wagner
Title: Trustee

By:
/s/ Clarene Westburg
Name: Clarene Westburg
Title: Trustee

[Signature page to Scott Family FIBK Shareholder Group POA]

JONATHAN SCOTT

By:
/s/ Jonathan Scott
Name: Jonathan Scott, as an individual

JONATHAN SCOTT AS TRUSTEE OF THE JONATHAN R SCOTT TRUST DATED AS OF 4/21/04

By:
/s/ Jonathan Scott
Name: Jonathan Scott
Title: Trustee

JEREMY PAUL SCOTT

By:
/s/ Jeremy Paul Scott
Name: Jeremy Paul Scott, as an individual

JEREMY SCOTT TTEE, JEREMY SCOTT REVOCABLE TRUST DTD 6/25/15

By:
/s/ Jeremy Paul Scott
Name: Jeremy Paul Scott
Title: Trustee

NBAR5 Limited Partnership

By:
/s/ Jeremy Paul Scott
Name: Jeremy Paul Scott
Title: Managing Member

SUSAN S. HEYNEMAN

/s/ Susan Heyneman
Name: Susan Heyneman
Title: Trustee

[Signature page to Scott Family FIBK Shareholder Group POA]

JAMES R SCOTT TRUST, JAMES R SCOTT & FIRST INTERSTATE WEALTH MANAGEMENT CO-TTEES

/s/ James R Scott
Name: James R Scott
Title: Trustee

JAMES F HEYNEMAN TRUST, JAMES SCOTT & FIRST INTERSTATE WEALTH MANAGEMENT CO-TRUSTEES

/s/ James R Scott
Name: James R Scott
Title: Trustee

SUSAN SCOTT HEYNEMAN TRUST, SUSAN HEYNEMAN & FIRST INTERSTATE WEALTH MANAGEMENT CO-TRUSTEES

/s/ Susan Heyneman
Name: Susan Heyneman
Title: Trustee

HOMER SCOTT JR TRUST, HOMER SCOTT JR. & FIRST INTERSTATE WEALTH MANAGEMENT CO TRUSTEES

/s/ Homer Scott Jr.
Name: Homer Scott Jr.
Title: Trustee

JOHN M HEYNEMAN JR. TRUST

/s/ John M Heyneman Jr.
Name: John M Heyneman Jr.
Title: Trustee

[Signature page to Scott Family FIBK Shareholder Group POA]

EXEMPT THOMAS W SCOTT MARITAL TRUST 2

/s/ Julie Scott Rose
Name: Julie Scott Rose
Title: Trustee

/s/ Kim Smith
Name: Kim Smith
Title: Trustee

/s/ Kristin Wilkerson
Name: Kristin Wilkerson
Title: Trustee

[Signature page to Scott Family FIBK Shareholder Group POA]